REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (the "Agreement") is made as of July 31, 1996 between Eagle River Interactive, Inc., a
Delaware corporation (the "Company"), and Thomas R. Graunke
("Stockholder").


                      W I T N E S S E T H:

          WHEREAS, pursuant to the Agreement and Plan of Merger dated as of July 31, 1996 (the "Merger Agreement") by and among the Company, Ute Creek Acquisition Corp., an Arizona corporation and wholly-owned subsidiary of the Company ("Sub"), and Mastering Computers, Inc., an Arizona corporation ("Ute Creek"), and the Supplemental Agreement dated as of July 31, 1996 (the "Supplemental Agreement") by and among the Company, Sub, Ute Creek and Stockholder, as the sole stockholder of Ute Creek, Sub will merge with and into Ute Creek and all of the issued and outstanding common stock of Ute Creek will be converted into shares of the Company's Common Stock (the "Merger Shares").

          WHEREAS, it is a condition to Ute Creek's obligations under the Supplemental Agreement that the Company grant certain securities registration rights to Stockholder.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this
Agreement:

         "Commission" means the Securities and Exchange
Commission.

          "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

          "Holders" means Stockholder, as the holder of Registrable Shares, or successors or assigns of Stockholder or subsequent holders contemplated by Section 10.
         "Merger Anniversary Date" means July 31, 1997.
          "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.
          "Registrable Shares" means, at any time, (a) with respect to any Demand Registration (as defined in Section 2) requested prior to the Merger Anniversary Date, up to an aggregate of 10% of the Merger Shares owned by the Holders at the time of such Demand Registration (reduced, but not below zero, by any number of Merger Shares the Holders shall have previously sold pursuant any Piggyback Registration), (b) with respect to any Demand Registration requested on or after the Merger Anniversary Date, the Merger Shares and (c) with respect to any Piggyback Registration (as defined in Section 3), up to an aggregate of 235,000 Merger Shares and, in each case, any shares of Common Stock issued or issuable as a dividend or other distribution with respect to or in replacement of such shares; provided, however, that Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act and, provided further, the Company shall have no obligation under Section 2 and 3 to register any Registrable Shares of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that the proposed sale or disposition of all of the Registrable Shares for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Shares. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares, whether or not such acquisition has actually been effected.
          "Registration Expenses" has the meaning ascribed to it in Section 5.
          "Securities Act" means the Securities Act of 1933, as amended.
          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.
          "Subsidiary" means any Person of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power of which are, at the time as of which any such determination is being made, owned or controlled by the Company or one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company.
          2.  Demand Registration.
          (a)  Requests for Registration.
          (i) The Holder or Holders of a majority of the Registrable Shares may request at any time on or after March 22, 1997 (the "Determination Date") registration under the Securities Act of all or part of their then Registrable Shares on Form S-3 or any similar short-form registration ("Short-Form Registration"), if available; provided, that, in the event that the Company breaches its undertaking set forth in paragraph (d) of this Section 2, the Holder or Holders of a majority of the then Registrable Shares may request at any time on or after the Determination Date that such registration be made on Form S-1 or any similar long-form registration.

          (ii) Within ten days after receipt of any request pursuant to this Section 2(a), the Company will give written notice of such request to all other holders of then Registrable Shares and will include in such registration all then Registrable Shares with respect to which the Company has received written requests for inclusion therein within 21 days after the Company's notice has been given. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations."

          (b) Demand Registrations. The Holders of Registrable Shares will be entitled to request only two (2) Demand Registrations in the aggregate; provided, however, that only one
(1) such Demand Registration may be requested prior to the Merger Anniversary Date. The Company will pay all Registration Expenses, for such Demand Registrations, whether or not such registrations become effective. The Company will use reasonable efforts to make Demand Registration available for the sale of Registrable Shares.

          (c) Restrictions on Registrations. The Company may postpone for a reasonable period not to exceed 60 days the filing or the effectiveness of a registration statement for a Demand Registration if the Board of Directors of the Company determines reasonably and in good faith that such filing would (i) require a disclosure of a material fact that would have a material adverse effect on the Company or any plan by the Company or any of its Subsidiaries to engage in any financing, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction; or
(ii) preclude pooling of interests accounting treatment for a pending or contemplated acquisition by the Company; provided, however, that the Company shall not have postponed pursuant to this Section 2(c) the filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2 during the 12 month period ended on the date of the relevant request pursuant to Section 2(a)(i).

          (d)  Representation Regarding Timely Filing;
Undertaking to Use Reasonable Efforts. The Company hereby represents that, as of the date hereof, it has timely filed all reports required to be filed by it under the Securities Exchange Act, and is otherwise eligible to use Form S-3 but for the fact that it will not have been subject to the requirements of
Section 12 of the Securities Exchange Act for twelve calendar months until March 22, 1997. The Company undertakes to use reasonable efforts between the date hereof and the Determination Date to take such steps as are necessary to make Short-Form Registration available to the Holders of Registrable Shares as provided in Section 2(a)(i).


          3.  Piggyback Registrations.

          (a) Right to Piggyback. Whenever securities of the Company are to be registered under the Securities Act (other than pursuant to a Demand Registration and other than pursuant to a registration statement on Form S-4 or Form S-8) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company will give prompt written notice (and in any event within five business days after its receipt of notice of any exercise of demand registration rights by holders of the Company's securities other than the Registrable Shares (the "Other Holders")) to all Holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (up to a maximum of 235,000 Registrable Shares, pro rata among the Holders of Registrable Shares as set forth below and subject to the underwriter's cutbacks set forth below and subject to the provisions of the immediately succeeding proviso) with respect to which the Company has received written requests for inclusion therein 21 days after the Company's notice has been given; provided, however, that notwithstanding anything contained herein to the contrary, the right of any Holder to effect a Piggyback Registration and include Registrable Shares in such registration shall be subject to receipt from:

          (i) each holder of the Company's securities (other than Registrable Shares) that is entitled on the date hereof to registration rights with respect to any securities of the Company held by it (each such holder, an "Existing Holder") that is then registering for sale any of its securities, of the prior written consent of such Existing Holder to the inclusion in such registration of the Registrable Shares or any portion thereof, it being understood that the delivery or withholding of such consent shall be in the sole discretion of each such Existing Holder;
          (ii) the managing underwriters for the offering contemplated by such registration, of the prior written consent of such managing underwriters to the inclusion in such registration of the Registrable Shares or any portion thereof, it being understood that the delivery or withholding of such consent shall be in the sole discretion of such managing underwriters; and

          (iii) each other person to whom the Company has a contractual obligation to obtain consent with respect to the inclusion in such registration of the Registrable Shares, or any portion thereof, of the prior written consent of such person to the inclusion in such registration of the Registrable Shares or any portion thereof, it being understood that the delivery or withholding of such consent shall be in accordance with the terms of the contract giving rise to such obligation.

The Holders shall be entitled to request only one (1) Piggyback Registration, provided that if the entire 235,000 Registrable Shares are not registered in such Piggyback Registration, the Holders shall be entitled to additional Piggyback Registrations until a cumulative total of 235,000 Registrable Shares are registered in such Piggyback Registrations. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this
Section 3(a) without any obligation or liability to any Holder.

          (b) Priority on Piggyback Registrations. If the managing underwriters of a Piggyback Registration advise the Company in writing that in their opinion the number of securities requested to be included in such registration creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration (i) first, the securities the Company proposes to sell or any securities an Existing Holder proposes to sell and (ii) second, the Registrable Shares and other securities requested to be included in such registration which in the opinion of such underwriters can be sold in such offering without creating such a risk, allocated among the Holders of such Registrable Shares as a group and the holders of such other securities on a pro rata basis. The shares permitted to be included by the Holders of Registrable Shares shall be allocated pro rata among the Holders of Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the Holders if any such holder has requested the registration of less than all of the Registrable Shares such person is entitled to register.
          4. Registration Procedures. Whenever the Holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Company will use reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
          (a)  prepare and file with the Commission a
registration statement on the appropriate form with respect to such Registrable Shares and use reasonable efforts to cause such registration statement to become effective as soon as practicable after such filing, unless during such period the average trading volume of the Common Stock on the Nasdaq Stock Market shall for any week be less than 100,000 shares, excluding block trades effected other than in "broker's transactions" within the meaning of Rule 144 (each such week a "Shortfall Week"), in which event such period shall be extended by an additional week for each Shortfall Week;
          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, but in no event shall the Company be required to maintain such registration statement effective for a period in excess of three months;
          (c) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;
          (d) use reasonable efforts to register or qualify such Registrable Shares under the securities laws of states as any seller reasonably requests and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);
          (e) cause all such Registrable Shares to be listed on The Nasdaq Stock Market;
          (f) provide a transfer agent or registrar for all such Registrable Shares not later than the effective date of such registration statement;
          (g) enter into such customary agreements (including underwriting agreements) and take all such other actions as the Holder or Holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;
          (h) make available for inspection by each seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
          (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;
          (j) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;
          (k) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and
          (l) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.
          5. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses and compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company, the fees and disbursements of the Company's independent certified public accountants, the fees and disbursements of counsel for the underwriters (but only to the extent related to blue sky compliance) and the fees and disbursements of other Persons retained by the Company (other than the underwriters) (all such expenses, but excluding discounts and commissions attributable to the Registrable Shares included in such registration, being herein called "Registration Expenses"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each applicable securities exchange or association. The Company will not be liable for any fees and expenses of counsel, if any, retained by the Holders of Registrable Shares in connection with any registration statement in which Registrable Shares are included.

          6. Compliance with Rule 144. At the request of any Holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission, the Company will (i) forthwith furnish to such Holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) make available to the public and such Holder such information as will enable such Holder to make sales pursuant to Rule 144.

         7. Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements. The Company will have the right to select the managing underwriters to administer any offering of the Company's securities by the Holders of Registrable Securities.

          8. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          9. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a majority of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Shares and the Company. Each Holder acknowledges that by operation of this paragraph the Holders of a majority of the Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

          10. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement.
          11. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.
          12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
          13. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.
          14. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested, (c) received by the addressee, if sent by certified mail, return receipt requested, or (d) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):
          If to Stockholder:
               Thomas R. Graunke
               10568 East Laurel Lane

               Scottsdale, Arizona 85259

               Telecopy:  (602) 451-9167

          With a copy to:

               Fennemore Craig, P.C.
               Two North Central Avenue
               Suite 2200
               Phoenix, Arizona 85004

               Attention: Janet W. Lord

               Telecopy:  (602) 257-8527

          If to the Company:

               Eagle River Interactive, Inc.
               1060 West Beaver Creek Boulevard
               Avon, Colorado  81620
               Attention: Marc Pinto

               Telecopy:  (970) 845-3016

          with copies to:
               Eagle River Interactive, Inc.
               1701 N. Market Street
               Suite 400
               Dallas, Texas  75202

               Attention: Fred McCallister

               Telecopy:  (214) 571-4011

          and:

               Sidley & Austin

               One First National Plaza

               Chicago, Illinois 60603

               Attention: Larry A. Barden

               Telecopy:  (312) 853-7036

          15. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

          16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

          17. Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate in its entirety on such date as there shall be no Registrable Shares outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Shares following the sale of any such shares in the offering registered pursuant to this Agreement.


          IN WITNESS WHEREOF, each of the Company and Stockholder has executed this Registration Rights Agreement as of the date first set forth above.


                              EAGLE RIVER INTERACTIVE, INC.
                                By: /s/ Marc Pinto
                                   Marc Pinto
                                   Executive Vice President,
                                   Chief Financial Officer


                              STOCKHOLDER:



                              By: /s/ Thomas R. Graunke
                                  Thomas R. Graunke